STATEMENT OF ADDITIONAL INFORMATION

THE VICTORY VARIABLE INSURANCE FUNDS

Diversified Stock Fund

Supplement dated June 4, 2007 to the

Statement of Additional Information (“SAI”) dated April 16, 2007

1.               On page 34, under the section entitled “Trustees and Officers — Officers,” replace the information provided for Mr. Martin R. Dean with the following:

Mr. Andrew H. Byer, 43	AML Officer	May 2007	Vice President, Compliance Services, BISYS.

VVI-SAI-SUP1